SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                               USLICO SERIES FUND
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                               USLICO SERIES FUND

                     20 Washington Avenue South, Route 1212
                          Minneapolis, Minnesota 55401
                                 (800) 333-6965

                                                                   July __, 2000

Dear Shareholder:

         ReliaStar Financial Corp., the indirect parent company of ReliaStar Investment Research, Inc. (the investment adviser to the Stock, Money Market, Bond and Asset Allocation Portfolios (the "Portfolios") of the USLICO Series Fund (the "Fund"))and Pilgrim Investments, Inc. (the sub-adviser to the Stock Portfolio and the Asset Allocation Portfolio of the Fund) is being acquired by the financial services firm ING Groep N.V. Headquartered in Amsterdam, ING is a global financial institution active in the fields of insurance, banking, and asset management.

         At the shareholder meeting on August 18, 2000, you will be asked to approve a new advisory contract and, as applicable, sub-advisory contract to take effect after the acquisition. If approved, ReliaStar Investment Research, Inc. and Pilgrim Investments, Inc. will continue to advise the Portfolios following the transaction. Except for the dates, these new contracts are the same as those currently in effect. Approval of the new advisory and sub-advisory contracts is sought so that management of the Fund can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction. At the shareholder meeting, you also will be asked to elect new Trustees for the Fund.

         After careful consideration, the Board of Trustees of the Fund unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NO LATER THAN AUGUST 17, 2000.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,



                                        ROBERT W. STALLINGS
                                        Chief Executive Officer and President

                               USLICO SERIES FUND

                     20 Washington Avenue South, Route 1212
                          Minneapolis, Minnesota 55401
                                 (800) 333-6965

     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 18, 2000

To the Shareholders:

         A Special Meeting (the "Meeting") of Shareholders of the Stock, Money Market, Bond, and Asset Allocation Portfolios of USLICO Series Fund (the "Fund") will be held on August 18, 2000 at 10:00 a.m. local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

1. To elect eleven Trustees to serve until their successors are elected and qualified;

2. To approve a new Investment Management Agreement between the Fund and ReliaStar Investment Research, Inc. ("RIRI") to reflect the acquisition of RIRI by ING Groep N.V. ("ING"), with no change in the advisory fees payable to RIRI;

3. For Shareholders of the Stock Portfolio and Asset Allocation Portfolio, to approve a new Sub-Advisory Agreement between RIRI and Pilgrim Investments, Inc. ("Pilgrim Investments") to reflect the acquisition of RIRI and Pilgrim Investments by ING, with no change in the sub-advisory fee payable to Pilgrim Investments; and

4. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

         Shareholders of record at the close of business on June 19, 2000 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting. PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                     By Order of the Board of Trustees,



                                     JAMES M. HENNESSY
                                     Executive Vice President and Secretary

Dated:  July __, 2000

                               USLICO SERIES FUND

                     20 Washington Avenue South, Route 1212
                          Minneapolis, Minnesota 55401
                                 (800) 333-6965

                                 PROXY STATEMENT

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 18, 2000

         A Special Meeting (the "Meeting") of Shareholders of the Stock, Money Market, Bond, and Asset Allocation Portfolios (the "Portfolios") of USLICO Series Fund (the "Fund") will be held on August 18, 2000 at 10:00 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

1. To elect eleven Trustees to serve until their successors are elected and qualified;

2. To approve a new Investment Management Agreement between the Fund and ReliaStar Investment Research, Inc. ("RIRI"") to reflect the acquisition of RIRI by ING Groep N.V. ("ING"), with no change in the advisory fees payable to RIRI;

3. For Shareholders of the Stock Portfolio and Asset Allocation Portfolio, to approve a new Sub-Advisory Agreement between RIRI and Pilgrim Investments, Inc. ("Pilgrim Investments") to reflect the acquisition of RIRI and Pilgrim Investments by ING, with no change in the sub-advisory fee payable to Pilgrim Investments; and

4. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

         The date of the first mailing of this Proxy Statement is expected to be on or about July ___, 2000. The Board of Trustees is soliciting votes from Shareholders of each Portfolio only with respect to the particular proposals that affect that Portfolio. The following table identifies the Portfolios entitled to vote on each Proposal.

      Portfolio               Proposal 1   Proposal 2   Proposal 3   Proposal 4
      ---------               ----------   ----------   ----------   ----------
Stock Portfolio                    X            X           X            X
Money Market Portfolio             X            X                        X
Bond Portfolio                     X            X                        X
Asset Allocation Portfolio         X            X           X            X

                                GENERAL OVERVIEW

         On April 30, 2000, ReliaStar Financial Corp. ("ReliaStar") entered into an agreement (the "Transaction") to be acquired by ING Groep N.V. ("ING"). ING is a global financial institution active in the fields of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries, and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of December 31, 1999, ING had total assets of approximately $471.8 billion and assets under management of approximately $330.3 billion. ING includes, among its numerous direct and indirect subsidiaries, Baring Asset Management, Inc. in Boston, Mass., ING Investment Management Advisors B.V. in the Hague, the Netherlands, Furman Selz Capital Management LLC in New York, N.Y., ING Investment Management LLC in Atlanta, Georgia, Baring International Investment Limited in London, England and Baring Asset Management (Asia) Limited in Hong Kong. Completion of the Transaction is contingent upon, among other things, approval by the Trustees of USLICO Series Fund, and certain USLICO Series Fund shareholder and regulatory approvals. The closing of the Transaction is expected to occur during the third quarter of 2000.

         In the Transaction, ING will issue to stockholders of ReliaStar $54.00 in cash for each share of ReliaStar common stock held by them, subject to possible adjustments. On June 19, 2000, the total number of shares of ReliaStar outstanding was ___.

         RIRI and Pilgrim Investments are expected to remain intact after the Transaction. RIRI and Pilgrim Investments do not currently anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Fund, or any series thereof, as a result of the Transaction. ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

         The Board of Trustees of the Fund has nominated eleven individuals (the "Nominees") for election to the Board of Trustees of the Fund. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected. All of the Nominees currently serve as Trustees of the Fund. Mark L. Lipson, a current Trustee of the Fund, is not standing for election as a Trustee of the Fund.

         The Nominees are being nominated to provide uniformity across the Boards of Directors/Trustees of all of the funds managed by Pilgrim Investments and the Board of Trustees of the Fund. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to this type of fund and investments as well as their careers in business, finance, marketing and other areas. The Trustees also considered the experience of each of the Nominees as trustees or directors of certain of the Funds in the Pilgrim group of funds.

INFORMATION REGARDING NOMINEES

         Below are the names, ages, business experience during the past five years and other directorships of the Nominees. An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person," as defined in the Investment Company Act of 1940 (the "1940 Act"), by virtue of that person's affiliation with the Fund, RIRI, Pilgrim Investments, or any of its affiliates. The address of each Nominee is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                       Position(s) to
                        be Held With
    Name and Age         the Fund**     Principal Occupation During Past 5 Years
    ------------         ----------     ----------------------------------------
Al Burton (Age 72)        Trustee       President  of Al  Burton  Productions  for more  than  the  last  five years.  Mr.  Burton is also a  Director,  Trustee  or  Advisory  Board
                                        Member of each of the funds managed by Pilgrim.

Paul S. Doherty           Trustee       President,   of  Doherty,   Wallace,   Pillsbury  and  Murphy,   P.C.,
(Age 66)                                Attorneys.   Formerly  a  Director  of  Tambrands,  Inc.  (1993-1998).
                                        Mr. Doherty  is also a  Director  or  Trustee  of  each  of the  funds managed by Pilgrim.

Robert B. Goode           Trustee       Retired.  Mr. Goode was formerly  Chairman,  American  Direct Business
(Age 69)                                Insurance  Agency,  Inc.  (1996 - 2000).  Mr. Goode is also a Director or Trustee of each of the funds managed by Pilgrim.

Alan L. Gosule            Trustee       Partner and Chairman of the Tax Department of Clifford Chance,  Rogers
(Age 59)                                & Wells  (since  1991).  Mr.  Gosule  is a  Director  of  F.L.  Putnam
                                        Investment  Management Co., Inc., Simpson Housing Limited Partnership,
                                        Home  Properties  of New York,  Inc.,  CORE Cap,  Inc.  and  Colonnade
                                        Partners.  Mr.  Gosule is also a  Director  or  Trustee of each of the funds managed by Pilgrim.

Walter H. May             Trustee       Retired.  Mr. May was  formerly  Managing  Director  and  Director  of
 (Age 63)                               Marketing  for Piper  Jaffray,  Inc.  Mr.  May is also a  director  or
                                        Trustee of each of the funds managed by Pilgrim.

                       Position(s) to
                        be Held With
    Name and Age         the Fund**     Principal Occupation During Past 5 Years
    ------------         ----------     ----------------------------------------
Jock Patton (Age 54)      Trustee       Private  Investor.  Director of Hypercom  Corporation  (since  January
                                        1999),  and JDA Software Group,  Inc. (since January 1999). Mr. Patton is also a Director of Buick of Scottsdale,  Inc.,  National  Airlines,
                                        Inc.,  BG   Associates,   Inc.,  BK   Entertainment,   Inc.,   Arizona
                                        Rotorcraft,  Inc. and Director and Chief Executive  Officer of Rainbow
                                        Multimedia  Group,  Inc. Mr.  Patton was  formerly  Director of Stuart
                                        Entertainment,  Inc.,  Director of Artisoft,  Inc.  (August  1994-July
                                        1998);  and a President and Co-owner of StockVal,  Inc.  (April 1993 -
                                        June 1997).  Mr.  Patton is also a Director,  Trustee,  or a member of the Advisory Board of each of the funds managed by Pilgrim.

David W.C. Putnam                       President,  Clerk and Director of F.L. Putnam Securities Company, Inc.
(Age 60)                                and its  affiliates  (since  1978).  Mr.  Putnam is Director of Anchor
                                        Investment  Management  Corporation and President and Director/Trustee
                                        of  Anchor  Capital  Accumulation  Trust,  Anchor  International  Bond
                                        Trust,   Anchor  Gold  and  Currency  Trust,   Anchor   Resources  and
                                        Commodities  Trust and Anchor  Strategic  Assets Trust. Mr. Putnam was
                                        formerly  Director of Trust Realty Corp.  and Bow Ridge Mining Co. Mr.
                                        Putnam is also a Director  or Trustee of each of the funds  managed by
                                        Trustee Pilgrim.

John R. Smith              Trustee      President of New England  Fiduciary Company (since 1991). Mr. Smith is
(Age 76)                                Chairman of Massachusetts Educational Financing Authority (since 1987),
                                        Vice Chairman of Massachusetts Health  and Education  Authority (since
                                        1979) and Vice-Chairman of MHI, Inc. (Massachusetts Non-Profit  Energy
                                        Purchasers  Consortium)  (since  1996).  Mr.  Smith is also a Director or Trustee of each of the funds managed by Pilgrim.

*Robert W. Stallings       Trustee      Chairman,  Chief  Executive  Officer and  President of Pilgrim  Group,
(Age 51)                                Inc.  ("Pilgrim  Group")  (since  December  1994);  Chairman,  Pilgrim
                                        Investments,   Inc.   (since   December   1994);   Chairman,   Pilgrim
                                        Securities,   Inc.  ("Pilgrim   Securities")  (since  December  1994);
                                        President and Chief Executive Officer of Pilgrim Funding,  Inc. (since
                                        November 1999);  and President and Chief Executive  Officer of Pilgrim
                                        Capital  Corporation  and its  predecessors  (since August 1991).  Mr.
                                        Stallings  is also a Director,  Trustee,  or a member of the  Advisory
                                        Board of each of the Pilgrim Funds.

*John G. Turner           Trustee/      Chairman and Chief Executive Officer of ReliaStar  Financial Corp. and
(Age 60)                  Chairman      ReliaStar Life Insurance Co. (since 1993);  Chairman of ReliaStar Life
                                        Insurance Company of New York (since 1995);  Chairman of Northern Life
                                        Insurance  Company  (since 1992).  Mr.  Turner was formerly,  Director of Northstar  Investment  Management  Corporation and affiliates (1993 to 1999) and  President of ReliaStar  Financial  Corp.  and  ReliaStar
                                        Life  Insurance Co.  (1989-1991).  Mr. Turner is also Chairman of each of the funds managed by Pilgrim.

                       Position(s) to
                        be Held With
    Name and Age         the Fund**     Principal Occupation During Past 5 Years
    ------------         ----------     ----------------------------------------
David Wallace              Trustee      Chairman of FECO  Engineered  Systems,  Inc. Mr.  Wallace is President
(Age 76)                                and  Trustee of the Robert R. Young  Foundation;  Governor  of the New
                                        York  Hospital,  Trustee of  Greenwit  Hospital  and  Director  of UMC
                                        Electronics  and  Zurn  Industries,   Inc.  Mr. Wallace  was  formerly
                                        Chairman of Lone Star  Industries and Putnam Trust  Company,  Chairman
                                        and  Chief  Executive   Officer  of  Todd   Shipyards,   Bangor  Punta
                                        Corporation,  and  National  Securities  & Research  Corporation.  Mr.
                                        Wallace is also a Director or Trustee of each of the funds  managed by
                                        Pilgrim.

* An "interested person" as defined in section 2(a)(19) of the 1940 Act.

         During the most recent fiscal year, the Board of Trustees met [_____] times. Each Trustee attended more than [75%] of such meetings during which period the Trustee served as a Trustee.

COMMITTEES

        The Board of Trustees of the Fund has an Audit Committee whose function is to meet with the independent auditors for the Fund to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Committee for the Fund currently consists of Paul Doherty, Robert Goode, John Smith, and David Wallace. Prior to November 16, 1999, the Committee consisted of the entire Board of Trustees of the Fund. The Audit Committee met [___] during the Fund's fiscal year ended December 31, 1999. Each member of the Audit Committee attended ____% of such meetings.

         The Board of Trustees of the Fund has a Valuation Committee whose function is to review the determination of the value of securities held by the Portfolios for which market quotations are not available. The Committee currently consists of Jock Patton, Al Burton, Alan L. Gosule, Walter H. May and David W.C. Putnam. The Valuation Committee was created on November 16, 1999 and did not meet during the fiscal year ended December 31, 1999.

         The Board of Trustees of the Fund has an Executive Committee to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee for the Fund consists of Robert W. Stallings, John G. Turner, Walter H. May and Jock Patton. The Executive Committee was created on January 27, 2000, and therefore did not meet during the fiscal year ended December 31, 1999.

         The Board also has a Nominating Committee that is responsible for the selection and nomination of disinterested trustees. It is not expected that the Nominating Committee will consider nominees recommended by Shareholders. [The Nominating Committee did not meet during the fiscal year ended December 31, 1999.] The Committee consists of Al Burton, Paul Doherty, Robert Goode, and Walter May. Prior to November 16, 1999, the Nominating Committee consisted of Jeri A. Eckhart, Wayne O. Jefferson, Jr., Richard C. Kaufman and David H. Roe.

The Fund does not have a Compensation Committee.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund currently pays each Trustee who is not an "interested person" of the adviser a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by Pilgrim Investments for which the Trustees serve in common as Directors or Trustees or as Advisory Board Members, if applicable. Certain of the Pilgrim Funds had different compensation schedules in place for the Trustees during portions of 1999.

         The following table sets forth the compensation paid to each of the Trustees of the Fund for the fiscal year ended December 31, 1999, as applicable. Trustees who are interested persons of the Fund do not receive any compensation from the Fund. In the column headed "Total Compensation From Fund Complex Paid to Trustees," the number in parentheses indicates the total number of investment company boards of directors in the Pilgrim Fund complex on which the Trustee served during that year.

                           AGGREGATE        1999 COMPENSATION                         TOTAL COMPENSATION FROM
                          COMPENSATION    PENSION OR RETIREMENT    ESTIMATED ANNUAL     FUND COMPLEX PAID TO
   NAME OF PERSON AND     FROM USLICO      BENEFITS ACCRUED AS      BENEFITS UPON      TRUSTEES AND NUMBER OF
        POSITION          SERIES FUND      PART OF FUND EXPENSE        RETIREMENT              BOARDS(1)
        --------          ------------    --------------------        ----------              ---------
Mary A. Baldwin              $  625                N/A                   N/A                   $19,241
  Trustee (2)                                                                                (8 Boards)

Al Burton                    $  625                N/A                   N/A                   $20,717
  Trustee (2)                                                                                (13 Boards)

Paul S. Doherty              $  625                N/A                   N/A                   $12,445
  Trustee (3)                                                                                (15 Boards)

Jeri A. Eckhart              $3,000                N/A                   N/A                   $ 3,000
  Trustee (4)                                                                                 (1 Board)

Robert B. Goode, Jr.         $  625                N/A                   N/A                   $12,062
   Trustee (3)                                                                               (15 Boards)

Alan S. Gosule               $  625                N/A                   N/A                   $______
 Trustee (3)                                                                                 (15 Boards)

Wayne O. Jefferson, Jr       $3,000                N/A                   N/A                   $ 3,000
  Trustee (4)                                                                                 (1 Board)

Richard C. Kaufman           $3,000                N/A                   N/A                   $ 3,000
  Trustee (4)                                                                                 (1 Board)

Mark L. Lipson               $    0                N/A                   N/A                   $     0
  Trustee (3)(5)                                                                             (15 Boards)

Walter H. May                $  625                N/A                   N/A                   $12,446
  Trustee (3)                                                                                (15 Boards)

Jock Patton                  $  385                N/A                   N/A                   $20,415
  Trustee (2)                                                                                   (15 Boards)

David W.C. Putnam            $  625                N/A                   N/A                   $11,202
  Trustee (3)                                                                                (15 Boards)

David H. Roe                 $3,000                N/A                   N/A                   $ 3,000
  Trustee (4)                                                                                (15 Boards)

John R. Smith                $3,000                N/A                   N/A                   $12,445
  Trustee (3)                                                                                (15 Boards)

Robert W. Stallings          $    0                N/A                   N/A                   $     0
  Trustee (2)(5)                                                                             (15 Boards)

                           AGGREGATE        1999 COMPENSATION                         TOTAL COMPENSATION FROM
                          COMPENSATION    PENSION OR RETIREMENT    ESTIMATED ANNUAL     FUND COMPLEX PAID TO
   NAME OF PERSON AND     FROM USLICO      BENEFITS ACCRUED AS      BENEFITS UPON      TRUSTEES AND NUMBER OF
        POSITION          SERIES FUND      PART OF FUND EXPENSE        RETIREMENT              BOARDS(1)
        --------          ------------    --------------------        ----------              ---------
John G. Turner               $    0                N/A                   N/A                   $     0
  Trustee (3)(5)                                                                             (15 Boards)

David W. Wallace                                                                               $11,586
  Trustee (3)                $  625                N/A                   N/A                 (15 Boards)

----------
(1) Information provided for the fiscal year ended December 31, 1999. The fund complex includes other investment companies in the Pilgrim group of funds.
(2)  Elected a Trustee on November 16, 1999.
(3) Elected a Director/Trustee of other funds advised Pilgrim Investments on October 26, 1999.
(4)  Resigned as Trustee effective October 1, 1999.
(5)  "Interested person," as defined in the 1940 Act, of the Fund.
(6)  Resigned as a Trustee on June 15, 2000.

VOTE REQUIRED

         The affirmative vote of a plurality of the shares of the Fund present at the meeting, in person or by proxy, is required to approve the election of each Nominee for the Fund.

         THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
                   APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

         Shareholders of the Fund are being asked to approve a new Investment Management Agreement (the "New Agreement") between the Fund and RIRI. APPROVAL
OF THE NEW AGREEMENT IS SOUGHT SO THAT THE MANAGEMENT OF EACH PORTFOLIO CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE CURRENT INVESTMENT MANAGEMENT AGREEMENT (THE "CURRENT AGREEMENT") MAY TERMINATE AUTOMATICALLY AS A RESULT OF THE TRANSACTION, WHICH IS DESCRIBED IN "GENERAL OVERVIEW" ABOVE.

         The Transaction between ReliaStar and ING is scheduled to close in September 2000. As a result of this transaction, ReliaStar will become a wholly-owned subsidiary of ING America Insurance Holdings, Inc., a subsidiary of ING. RIRI and Pilgrim Investments will remain wholly-owned subsidiaries of ReliaStar. The change in ownership of RIRI resulting from this transaction may be deemed under the 1940 Act to be an assignment of the Current Agreement. The Current Agreement provides for its automatic termination upon an assignment. Accordingly, the New Agreement between RIRI and the Fund is proposed for approval by shareholders of the Portfolios. A Form of the New Agreement is attached as Appendix A to this proxy statement.

         RIRI and representatives of ING have advised the Fund that currently no change is expected in the investment advisory and other personnel in connection with the Transaction and that it is currently anticipated the same persons responsible for management of the Portfolios under the Current Agreement will continue to be responsible under the New Agreement. RIRI does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Fund or have any adverse effect on RIRI's ability to fulfill its obligations to the Fund.

         The terms of the New Agreements are the same in all respects as the terms of the Current Agreement, except for the dates. The Current Agreement was last reapproved by the Fund's Board of Trustees, including a majority of the Trustees who were not parties to the Current Agreement or interested persons of such parties, at a Meeting of the Board of Trustees held on April 27, 2000. The shareholders of the Portfolios last approved the Current Agreement on September 23, 1999.

         At the June 13, 2000 meeting of the Board of Trustees, the New Agreement was approved unanimously by the Board of Trustees, including all of the Trustees who are not interested parties to the New Agreement or interested persons of such parties. The New Agreement as approved by the Board of Trustees is submitted for approval by the shareholders of the Portfolios.

         If the New Agreement is approved by shareholders, it will take effect immediately after the closing of the Transaction. The New Agreement will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolios, and, in either case, (ii) by a majority of the Fund's Trustees who are not parties to the New Agreement or "interested persons" of any such party (other than as Trustees of the Fund).

         If the shareholders of the Fund should fail to approve the New Agreement pertaining to the Fund, the Transaction may not be consummated. If the Transaction is not consummated, RIRI will continue to serve as adviser for the Fund under the Current Agreement.

THE TERMS OF THE NEW AGREEMENT

         The terms of the New Agreement will be the same in all respects as that of the Current Agreement, except for the dates. The New Agreement requires RIRI to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Portfolios and to furnish advice and recommendations with respect to investment of the Portfolios' assets and the purchase or sale of portfolio securities. RIRI also provides investment research and analysis.

         There will be no increase in advisory fees for any of the Portfolios. The Current Agreement provides that each Portfolio pays RIRI for its services under the Agreement a fee at an annual rate not to exceed 0.50% of the first $100 million of the average daily net assets of the Portfolio, and 0.45% of the average daily net assets of the Portfolio in excess of $100 million. The Fund has been advised that certain of the variable life insurance policies for which the Portfolios serve as investment vehicles provide under their terms that investment advisory fees applicable to the policies cannot exceed on an annual basis 0.25% of average daily net assets. Each Portfolio's investment advisory fees in excess of 0.25% of the Portfolio's average daily net assets are paid by ReliaStar Life Insurance Company ("RL") and ReliaStar Life Insurance Company of New York ("RLNY"). For the fiscal year ended December 31, 1999, the Portfolios paid RIRI the following management fees: Stock Portfolio - $_______; Money Market Portfolio - $_________; Bond Portfolio - $_______; and Asset Allocation Portfolio - $________.

         Like the Current Agreement, the New Agreement provides that RIRI is not subject to liability to the Fund or its shareholders for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the New Agreement.

         Like the Current Agreement, the New Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Fund's Board of Trustees on 60 days' written notice to RIRI or by RIRI on 60 days' written notice to the Fund. The New Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

INFORMATION ABOUT RIRI

         RIRI is registered as an investment adviser with the Securities and Exchange Commission. As of June ___, 2000, RIRI managed over $________ in assets. RIRI is a wholly-owned subsidiary of ReliaStar. Though its subsidiaries, ReliaStar offers individuals and institutes life insurance and annuities, employee benefits products and services, life and health reinsurance retirement plans, mutual funds, bank products, and personal finance education. RIRI's address is 100 Washington Avenue South, Minneapolis, MN 55401.

         See Appendix C to this proxy statement for a list of the directors and principal executive officers of RIRI and a list of other investment companies with similar investment objectives for which RIRI acts as investment adviser.

         From time to time, RIRI receives brokerage and research services from brokers that execute securities transactions for the Fund. The commission paid by the Fund to a broker that provides such services to RIRI may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. [Additionally, RIRI may use such services for clients other than the specific Portfolio from which the related commissions are derived.]

EVALUATION BY THE BOARD OF TRUSTEES

         In determining whether or not it was appropriate to approve the New Agreement and to recommend approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of RIRI, considered various materials and representations provided by RIRI and met with a representative of ING. The Independent Trustees were advised by independent legal counsel with respect to these matters.

         Information considered by the Trustees included, among other things, the following: (1) RIRI's representation that it is expected to remain intact after the Transaction, and that the same persons currently responsible for management of the Portfolios are expected to continue to manage the Portfolios after the Transaction closes; (2) that the senior management personnel responsible for the management of RIRI are expected to continue to be responsible for the management of RIRI; (3) that the compensation to be received by RIRI under the New Agreement is the same as the compensation paid under the Current Agreement; (4) ING America Insurance Holdings, Inc.'s representation that it will use reasonable best efforts to assure that an "unfair burden" (as defined in the 1940 Act) is not imposed on the Portfolios as a result of the Transaction; (5) the commonality of the terms and provisions of the New Agreement and the Current Agreement; and (6) ING's financial strength and commitment to the advisory business.

         Further, the Board of Trustees reviewed its determinations reached at the meeting of the Board of Trustees of the Fund on April 27, 2000 respecting the Current Agreement and, with respect to the Current Agreement, (1) the nature and quality of the services rendered by RIRI under the Agreement; (2) the fairness of the compensation payable to RIRI under the Agreement; (3) the results achieved by RIRI for the Portfolios; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of RIRI. The Board also considered the administrative, compliance and accounting services provided by RIRI and its affiliates to the Portfolios and the fact that RIRI is reimbursed for its costs (up to a cap of 0.05% of each Portfolio's average daily net assets) in providing those services.

         Based upon its review, the Board determined that, by approving the New Agreement, the Portfolios can best be assured that services from RIRI will be provided without interruption. The Board also determined that the New Agreement is in the best interests of each Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New
Agreement and voted to recommend its approval by the each Portfolio's shareholders.

         The effectiveness of this Proposal No. 2 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, RIRI will continue to manage the Fund pursuant to the Current Agreement.

VOTE REQUIRED

         Shareholders of each Portfolio must separately approve the New Agreement with respect to that Portfolio. Approval of this Proposal No. 2 by a Portfolio requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

         THE BOARD OF TRUSTEES OF THE FUND, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                 PROPOSAL NO. 3
                       APPROVAL OF SUB-ADVISORY AGREEMENT
              (STOCK PORTFOLIO AND ASSET ALLOCATION PORTFOLIO ONLY)

         Pilgrim Investments serves as Sub-Adviser to the Stock Portfolio and the equity portion of the Asset Allocation Portfolio. Shareholders of the Stock and Asset Allocation (each a "Sub-Advised Portfolio") are being asked to approve a new Sub-Advisory Agreement with Pilgrim Investments, for that Portfolio. SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT (THE "NEW SUB-ADVISORY AGREEMENT") IS BEING SOUGHT SO THAT THE MANAGEMENT OF EACH SUB-ADVISED PORTFOLIO CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE TRANSACTION MAY TERMINATE AUTOMATICALLY THE CURRENT SUB-ADVISORY AGREEMENT (THE "CURRENT SUB-ADVISORY AGREEMENT") FOR THE SUB-ADVISED PORTFOLIOS. The New Sub-Advisory Agreement is included as Appendix B.

         The New Sub-Advisory Agreement must be voted upon separately by each Sub-Advised Portfolio. If the New Sub-Advisory Agreement is approved by shareholders of a Sub-Advised Portfolio, it will take effect immediately after the closing of the Transaction. It will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually (i) by the Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of the particular Sub-Advised Portfolio, and, in either case, (ii) by a majority of the Fund's Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons" of any such party (other than as Trustees of the Fund).

         At the June 13, 2000 meeting of the Board of Trustees, the New Sub-Advisory Agreement was approved unanimously by the Board of Trustees, including all of the Trustees who are not interested parties to the New Sub-Advisory Agreement or interested persons of such parties.

         If the shareholders of a Sub-Advised Portfolio should fail to approve the New Sub-Advisory Agreement that pertains to that Portfolio, the Sub-Adviser may continue to serve in that capacity with respect to the other Portfolio whose shareholders approved the New Sub-Advisory Agreement. In such an event, the Board of Trustees shall meet to consider appropriate action.

TERMS OF THE NEW SUB-ADVISORY AGREEMENT

         The New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement requires Pilgrim Investments to provide, subject to the supervision of RIRI and the Board of Trustees, a continuous investment program for the Stock Portfolio and the equity portion of the Asset Allocation Portfolio and to determine the composition of the assets of the Sub-Advised Portfolios, including directing the purchase, retention and sale of investments of the Portfolios, in accordance with the Portfolios' investment objectives, policies, and restrictions.

         The New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, requires the Sub-Adviser to provide, subject to supervision by the Board of Trustees and RIRI, a continuous investment program for the Stock Portfolio and the equity portion of the Asset Allocation Portfolio, and to determine the composition of the assets of the Sub-Advised Portfolios, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Sub-Advised Portfolios, in accordance with the Sub-Advised Portfolios' investment objectives, policies and restrictions.

         The fees payable to Pilgrim Investments, which are paid by RIRI and not by the Sub-Advised Portfolios, will remain the same under the New Sub-Advisory Agreement. The New Sub-Advisory Agreement provides that RIRI, at its own expense, will pay Pilgrim Investments an annual fee equal to 0.45% of the average daily net assets of the Stock Portfolio and the equity portion of the Asset Allocation Portfolio.

         Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Pilgrim Investments is not subject to liability for any error of judgment, mistaken of law, or loss suffered by the Portfolios or their shareholders in rendering the services under the New Sub-Advisory Agreement except by reason of Pilgrim Investment's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of Pilgrim Investment's reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

         The termination provisions of the New Sub-Advisory Agreement are the same as those of the Current Sub-Advisory Agreement. The New Sub-Advisory Agreement may be terminated on 60 days' notice to Pilgrim Investments by either the Portfolio or RIRI upon the vote of a majority of the Trustees or by vote of a majority of a Portfolio's outstanding voting securities or by Pilgrim Investments on (60) days' notice to the Fund or RIRI. The New Sub-Advisory Agreement will terminate automatically five business days after Pilgrim Investments receives notice of the termination of the Investment Management Agreement. The New Sub-Advisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

INFORMATION ABOUT PILGRIM INVESTMENTS

         Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of May 31, 2000, Pilgrim Investments managed over $15.9 billion in assets. Pilgrim Investments is an indirect wholly-owned subsidiary of ReliaStar. Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

         Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to the Sub-Advised Portfolios. On April 30, 2000, Pilgrim Advisors, also an indirect wholly-owned subsidiary of ReliaStar, merged with Pilgrim Investments, and Pilgrim Investments is the surviving corporation from that merger. Pilgrim Investments' principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

RECOMMENDATION OF TRUSTEES

         In determining whether or not it was appropriate to approve the New Sub-Advisory Agreement for the Stock and Asset Allocation Portfolios of the Fund and to recommend approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of Pilgrim Investments, considered various materials and representations provided by Pilgrim Investments and met with a representative of ING. The Independent Trustees were advised by independent legal counsel with respect to these matters.

         Information considered by the Trustees included, among other things, the following: (1) Pilgrim Investments' representation that it is expected to remain intact after the Transaction, and that the same persons currently responsible for management of the Portfolios are expected to continue to manage the Portfolios after the Transaction closes; (2) that the senior management personnel responsible for the management of Pilgrim Investments are expected to continue to be responsible for the management of Pilgrim Investments; (3) that the compensation to be received by Pilgrim Investments under the New Sub-Advisory Agreement is the same as the compensation paid under the Current Sub-Advisory Agreement; (4) ING America Insurance Holdings, Inc.'s representation that it will use reasonable best efforts to assure that an "unfair burden" (as defined in the 1940 Act) is not imposed on the Portfolios as a result of the Transaction; (5) the commonality of the terms and provisions of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement; and (6) ING's financial strength and commitment to the advisory business.

         Further, the Board of Trustees reviewed its determinations reached at the meeting of the Board of Trustees held on April 27, 2000 respecting the Current Sub-Advisory Agreement and, with respect to the Current Sub-Advisory Agreement, (1) the nature and quality of the services rendered by Pilgrim Investments under the Agreement; (2) the fairness of the compensation payable to Pilgrim Investments under the Agreement; (3) the results achieved by Pilgrim Investments for the Stock Portfolio and the equity portion of the Asset Allocation Portfolio; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Pilgrim Investments.

         Based upon its review, the Board has determined that, by approving the New Sub-Advisory Agreement, the Stock and Asset Allocation Portfolios can best be assured that services from Pilgrim Investments will be provided without interruption. The Board believes that retaining Pilgrim Investments is in the best interests of the Stock and Asset Allocation Portfolios and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Sub-Advisory Agreement and voted to recommend its approval by the shareholders of the Stock and Asset Allocation Portfolios of the Fund.

         The effectiveness of this Proposal No. 3 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Pilgrim Investments will continue to manage the Stock Portfolio and the equity portion of the Asset Allocation Portfolio pursuant to the Current Sub-Advisory Agreement.

VOTE REQUIRED

         Shareholders of the Stock Portfolio and the Asset Allocation Portfolio must separately approve the New Sub-Advisory Agreement with respect to that Portfolio. Approval of this Proposal No. 3 by a Portfolio requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

         THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT

         ING America Insurance Holdings, Inc. and ReliaStar, the indirect parent company of RIRI and Pilgrim Investments, have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of directors/trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act, as amended.

VOTING RIGHTS

         Shares of the Portfolios were sold only to separate accounts of insurance companies ("Separate Accounts") and were used to fund variable life insurance policies ("Variable Contracts"). The Variable Contract were offered by ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New York (the "Affiliated Insurance Companies").

         In accordance with current law, the Affiliated Insurance Companies will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received. Each Affiliated Insurance Company is required to vote shares of the Portfolio held by its
Separate Accounts in accordance with instructions received from Variable Contract Owners. Each Affiliated Insurance Company is also required to vote shares of the Portfolio held in each of their respective Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held by that Separate Account for which it has received instructions. Shares held by an Affiliated Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts in the aggregate.

         Variable Contract Owners permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and any adjournment thereof, will be determined as of the record date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that the Affiliated Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners.

         June 19, 2000 has been chosen as the record date to determine shareholders entitled to notice of, and to vote at, the Meeting. Shareholders are entitled to one vote for each $100 of cash value in his or her Variable Contract (less any amount of an outstanding loan and accrued interest thereon), which may be cast by proxy or by personally appearing at the Meeting. At the close of business on June 19, 2000 ("Record Date") there were the following shares of the Stock, Asset Allocation, Money Market, and Bond Portfolios, respectively, outstanding: _______, _________, _________, and ________.

         To the knowledge of the Fund, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund as of ______, 2000. ReliaStar, the ultimate parent company of RIRI and Pilgrim Investments, directly or through its Affiliated Insurance Companies owns of record 100% of the outstanding shares of the Fund. No other person was known by management of the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund on that date. In the event that a quorum is not obtained, or if a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposals in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposals against any such adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

SOLICITATION OF PROXIES

         Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about _________,2000.

         A Variable Contract Owner may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any Variable Contract Owner who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Fund that may be presented at the Meeting.

EXPENSES

         Pilgrim Investments or an affiliate, or ING, will pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses. The Fund will not bear the expenses of the Proxy Statement.

ADVISER, SUB-ADVISER, AND PRINCIPAL UNDERWRITER

         RIRI is located at 100 Washington Avenue, South, Minneapolis, Minnesota 55401, and serves as the investment adviser to the Fund. Pilgrim Investments is located at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, and serves as sub-adviser to the Stock Portfolio and the equity portion of the Asset Allocation Portfolio.

         Shares of the Fund are continuously distributed through Washington Square Securities, Inc., a wholly-owned subsidiary of ReliaStar, which is the 100% owner of RL and RLNY. The Fund entered into a distribution agreement, with Washington Square Securities, Inc. on February 1, 1997 which was last renewed on April 27, 2000. Washington Square Securities, Inc., a registered broker-dealer under the Securities Act of 1934, as amended, and member of the National Association of Securities Dealers, Inc., receives no remuneration from the Fund for distributing shares of the Portfolios. Its address is 111 Washington Ave. S., Minneapolis, MN 55401. A list of Directors and Principal Executive Officers of Pilgrim Investments is found in Appendix E.

EXECUTIVE OFFICERS OF THE FUND

         Officers of the Fund are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Fund, together with such person's position with the Fund and principal occupation for the last five years, are listed on Appendix D attached hereto.

SHAREHOLDER PROPOSALS

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such a meeting unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

REPORTS TO SHAREHOLDERS

         The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report on request. Requests for such reports should be directed to Pilgrim Investments at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 992-1080.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        JAMES M. HENNESSY, Secretary

June 28, 2000
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004
(800) 992-0180

                                   APPENDICES

Appendix A   Form of Investment Management Agreement between ReliaStar
             Investment Research, Inc. and the USLICO Series Fund.

Appendix B   Form of USLICO Series Fund Stock Portfolio and USLICO Series Fund
             Asset Allocation Portfolio Sub-Advisory Agreement.

Appendix C   Directors and Principal Executive Officers of ReliaStar Investment
             Research, Inc.

Appendix D   Principal  Executive  Officers of the USLICO Series Fund

Appendix E   Directors and Principal Executive  Officers of Pilgrim Investments,
             Inc.

                                   APPENDIX A

         FORM OF INVESTMENT MANAGEMENT AGREEMENT FOR USLICO SERIES FUND

                         INVESTMENT MANAGEMENT AGREEMENT

         Agreement dated _________________, 2000 between USLICO Series Fund (the "Fund") and ReliaStar Investment Research, Inc. (the "Adviser").

                                   WITNESSETH:

         WHEREAS, the Fund is an open-end, diversified investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") the securities of which are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended (the "Advisers Act"); and

         WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate classes or portfolios, with each such portfolio representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Fund has initially established four portfolios, designated the Money Market Portfolio, the Stock Portfolio, the Bond Portfolio, and the
Asset Allocation Portfolio, such portfolios together with all other portfolios subsequently established by the Fund with respect to which the Fund desires to retain the Adviser to render investment advisory services hereunder and with respect to which the Adviser is willing so to do being herein collectively referred to as the "Portfolios".

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties as follows:

         1. The Fund hereby appoints the Adviser to act as investment adviser to the Fund with respect to the Portfolios for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to tender the services herein set forth, for the compensation herein provided.

         In the event the Fund establishes one or more additional portfolios with respect to which it desires to retain the Adviser to render management and investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services it shall notify the Fund in writing, whereupon such class shall become a Portfolio hereunder.

         2. The Fund has delivered properly certified or authenticated copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

              (a) a certified resolution of the Board of Trustees of the Fund authorizing the appointment of the Adviser and approving the form of this Agreement;

              (b) the Registration Statements as filed by the Fund under the 1940 Act and the 1933 Act with the Securities and Exchange Commission (the "Registration Statement"), including the Fund's Prospectus and Statement of Additional Information, and any amendments or supplements thereto;

              (c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

         3. The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by the 1940 Act. The adviser further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

         4. (a) The Adviser shall provide to the Fund investment guidance and policy direction in connection with the management of the Portfolio of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information.

         Consistent with the investment objectives, policies and restrictions applicable to the Fund and its Portfolios, the Adviser will determine the securities and other assets to be purchased or sold by each Portfolio of the Fund and will determine what portion of each Portfolio shall be invested is securities or other assets, and what portion, if any, should be held uninvested.

         The Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

              (a) The Adviser also shall provide to the officers of the Fund administrative assistance in connection with the operation of the Fund and the Portfolios, which shall include (i) compliance with all reasonable requests of the Fund for information, including information required in connection with the Fund's filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other services as the Fund's officers shall from time to time determine to be necessary or useful to the administration of the Fund and the Portfolios.

              (b) As manager of the assets of the Portfolios, the Adviser shall make investments for the account of the Portfolios in accordance with the Adviser's best judgment and within the investment objectives, policies and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Fund's Board of Trustees. In connection therewith, the Adviser shall place orders for the purchase and sale of securities and other assets either directly with the issue or with any broker-dealer. The Adviser is authorized to select brokers and dealers and to open and maintain brokerage accounts and trading accounts for the purchase and sale of securities and options with broker-dealers for and on behalf of the Portfolios in accordance with procedures, if any, established by the Adviser and approved by the Fund's Board of Trustees.

              (c) The Adviser shall furnish to the Fund's Board of Trustees periodic reports on the investment performance of the Fund and its Portfolios and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Fund's officers or Board of Trustees shall reasonably request.

              (d) On occasions when the Adviser deems the purchase or sale of a security to be in the best invest of a Portfolio as well as other of its clients, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

              (e) The Adviser may cause a Portfolio to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Advisers overall responsibilities to the Fund and any other of the Adviser's clients.

              (f) In connection with the purchase and sale of securities of each Portfolio, the Adviser will arrange for the transmission to the Fund's Custodian or other agent on a daily basis, such confirmations, trade tickets and other documents and shall provide information reasonably requested by the Fund's
Custodian or other agent for helping such agent perform its administrative responsibilities to the Fund including responsibility to identify securities to be purchased or sold by the Fund, to determine the value of the Funds portfolio securities and other assets and to determine the Fund's net asset value per share. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian.

         5. The Adviser shall give the Fund the benefit of the Adviser's best judgment and efforts in rendering services under this Agreement. As an inducement to the Adviser's undertaking to render these services, the Fund agrees that the Adviser shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in this Agreement shall be deemed to protect or purport to protect -------- the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance or the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of as obligation and duties hereunder.

         6. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services. equipment and facilities necessary to perform its obligations under this Agreement.

              (b) Subject to the approval of the Fund's Board of Trustees and, to the extent required by law, the Shareholders of Portfolios, the Adviser may contract with such other parties as it deems appropriate to obtain investment research, information, investment advisory and management services and other assistance, but any fees, compensation or expenses to be paid to any such party shall be paid by the Adviser, and no obligation shall be incurred on the Fund's behalf in any respect.

              (c) The Fund shall be responsible for all of its expenses and liabilities, including compensation of its trustees who are not affiliated with the Adviser; taxes and governmental fees; interest charges; fees and expenses of the Fund's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of the Fund's Shares), transfer agent, registrar and dividend disbursing agent of the Fund; expenses of issuing, selling, redeeming, registering and qualifying the Shares for sale; expenses of preparing and printing share certificates, prospectuses and reports to shareholders; notices, proxy statements, reports to regulatory agencies and any postage and mailing expenses associated with such distributions; the cost of office supplies, including stationery; travel expenses of all officers, trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

         7. In consideration of the services to be rendered by the Adviser under this Agreement, each Portfolio of the Fund shall pay the Adviser fee, calculated each day based on the Portfolio's daily net assets (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) at a maximum annual rate of 0.50% of the first $100 million of the Portfolio's net assets and 0.45% of the Portfolio's net assets in excess of $100 million.

         8. (a) This  Agreement  shall  become  effective  with  respect  to the
Portfolios  on  _____________,   2000  (and,  with  respect  to  any  additional
portfolio, the date specified in a supplement to the Agreement) and shall continue in effect with respect to a Portfolio for a period of more than two years from that date (or, with respect to additional Portfolio, the date specified in a supplement to this Agreement) only so long as the continuance is specifically approved at least annually (i) by the Vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolios or by the Fund's Board of Trustees and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

              (b) This Agreement may be terminated with respect to a Portfolio (or any additional Portfolio) at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolios or by a vote of a majority of the Fund's entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         9. Except to the extent necessary to perform the Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, of any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         10. The investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

         11. This Agreement shall be construed in accordance with the laws of the State of Minnesota, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

         12. The Adviser agrees that it will keep confidential and not disclose or use any records of or information in its possession relating to the Fund obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to the investment, advisory relationship, and disclose such information only if the Fund has authorized such disclosure, or if such disclosure is expressly required by federal or state regulatory authorities.

         13. Notices of any kind, to be given to the Adviser by the Fund shall be in writing and shall be duly given if mailed or delivered to the Adviser at _______________, or at such other address or to such individual as shall be specified by the Adviser to the Fund. Notices of any kind to be given to the Fund by the Adviser shall be in writing and shall be given if mailed or delivered to __________________, or at such other address or to such individual as shall be specified by the Fund to the Adviser.

         14. The Declaration of Trust establishing the Fund, filed on January 19, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "USLICO Series Fund" refers to the

Trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Fund shall be subject to claims against or obligations of the Fund to any extent whatsoever, but that the Fund estate only shall be liable.

         15. The Fund acknowledges receipt of Part II of the Advisees Form ADV which is on file with the Securities and Exchange Commission.

         If the foregoing correctly sets forth the agreement between the Fund and the Adviser, please so indicate by signing and returning to the Fund the enclosed copy hereof.

                                        USLICO SERIES FUND




                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Accepted:

RELIASTAR INVESTMENT RESEARCH, INC.


By:
    ----------------------------------
    Name:
    Title:

                                   APPENDIX B

   FORM OF SUB-ADVISORY AGREEMENT BETWEEN RIRI AND PILGRIM INVESTMENTS, INC.

                     USLICO SERIES FUND STOCK PORTFOLIO AND

                  USLICO SERIES FUND ASSET ALLOCATION PORTFOLIO

                             SUB-ADVISORY AGREEMENT

         AGREEMENT made this ___ day of September, 2000 by and between ReliaStar Investment Research, Inc., a Minnesota Corporation (hereinafter the "Adviser"), investment adviser for the USLICO Series Fund Stock Portfolio and the USLICO Series Fund Asset Allocation Portfolio (collectively, the "Portfolios"), each being a series of the USLICO Series Fund (the "Trust") and Pilgrim Investments, Inc., a Delaware corporation (hereinafter the "Sub-Adviser").

         WHEREAS, the Adviser has been retained by the Trust, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the Portfolios pursuant to an Investment Management Agreement dated September ___, 2000 (the "Investment Management Agreement"); and

         WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, and the Portfolios' shareholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Portfolios pursuant to this Subadvisory Agreement with the Adviser and the Sub-Adviser is willing to perform such services for the Portfolios;

         WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

         1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to perform advisory services to the Portfolios for the periods and on the terms set forth in this Subadvisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. DUTIES OF SUB-ADVISER. The Adviser hereby authorizes Sub-Adviser to manage the investment and reinvestment of cash and investments comprising the assets of the USLICO Series Fund Stock Portfolio and those assets of the USLICO Series Fund Asset Allocation Portfolio which are designated by the Adviser for management by the Sub-Adviser (collectively, the "Assets"), with power on behalf of an in the name of the Portfolios at Sub-Adviser's discretion; subject at all times to the supervision of the Adviser and the Trustees of the Trust:

              (a) to direct the purchase, subscription or other acquisition, and the sale, redemption, and exchange of the Assets, subject to the duty to render to the Trustees of the Trust and the Adviser such written reports regarding the

Assets as often as the Trustees of the Trust or the Adviser shall reasonably require;

              (b) to make all decisions relating to the manner, method and timing of investment transactions relating to the Assets, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

              (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Assets, provided that the Sub-Adviser shall have no other authority to direct the transfer of the Assets to itself or other persons and shall have no other authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Assets; and

              (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; PROVIDED THAT any specific or general directions which the Trustees of the Trust, or the Adviser may give to the Sub-Adviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated therein, override the general authority given by this provision to the extent that the Trustees of the Trust may at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Adviser or the Sub-Adviser (provided that such directions would not cause the Sub-Adviser to violate any fiduciary duties or any laws with regard to the Sub-Adviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular; the Adviser shall have the right to request the Sub-Adviser to place trades through brokers and other agents of the Adviser's choice, subject to the Sub-Adviser's judgment that such brokers or agents will execute such trades on the best overall terms available, taking into consideration factors the Sub-Adviser deems relevant including, without limitation, the price of the security, research or other services which render that broker's services the most appropriate for the Sub-Adviser's needs, the financial condition and dealing and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis; and PROVIDED further that nothing herein shall be construed as giving the Sub-Adviser power to manage further the aforesaid cash and investments, in such a manner as would cause either of the Portfolios to be considered a "dealer" in stocks, securities or commodities for US. federal income tax purposes.

         3. The Adviser shall monitor and review the performance of the Sub-Adviser under this Agreement, including but not limited to the Sub-Adviser's performance of the duties delineated in subparagraphs (a)-(d) of this provision.

         4. The Sub-Adviser farther agrees that, in performing its duties hereunder, it will

              (a) (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, the current Prospectus and Statement of Additional Information for the Portfolios supplied to the Sub-Adviser by the Adviser; and with any applicable procedures adopted by the Trustees in writing supplied to the Sub-Adviser by the Adviser; (ii) manage the Portfolios in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder; (iii) direct the placement of orders pursuant to its investment determinations for the Assets directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Portfolios' Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements.

              (b) furnish to the Portfolios whatever non-proprietary reports the Portfolios may reasonably request with respect to the Assets or contemplated strategies. In addition, the Sub-Adviser will keep the Portfolios and the Trustees informed of developments materially affecting the Assets and shall, on the Sub-Adviser's own initiative, furnish to the Portfolios from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

              (c) make available to the Portfolios' administrator, ReliaStar Life Insurance Company (the "Administrator"), the Adviser, and the Portfolios, promptly upon their request, such copies of its investment records and ledgers with respect to the Portfolios as may be required to assist the Adviser, the Administrator and the Portfolios in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees with such periodic and special reports regarding the Portfolios as they may reasonably request;

              (d) immediately notify the Adviser and the Portfolios in the event that the Sub-Adviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Portfolios and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust's Registration Statement, or any amendment or supplement them to, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Portfolios, Adviser, Administrator, and their Affiliates shall likewise immediately notify the Sub-Adviser if any of them becomes aware of any regulatory action of the type described in this subparagraph 2(d).

         5. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser shall pay expenses associated with the management of its business operations in performing its responses hereunder, including the cost of its own overhead, research, compensation and expenses of its directors, officers and employees, and other internal operating costs, provided, however, that the Sub-Adviser shall be entitled to reimbursement on a monthly basis by the Adviser of all reasonable out-of-pocket expenses properly incurred by it in connection with serving as Sub-Adviser to the Assets. For the avoidance of doubt, each Portfolio shall bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Sub-Adviser) including, without limitation:

              (a) the costs incurred by the Portfolio in the preparation and printing of the Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

              (b) all fees and expenses on behalf of the Portfolio to the Transfer Agent and the Custodian;

              (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Portfolio;

              (d) any interest, fee or charge payable on or on account of any borrowing by the Portfolio,

              (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Portfolio;

              (f) the fees of any stock exchange or over-the-counter market on which shares of the Portfolio may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

              (g) the fees and expenses (if any) payable to Trustees;

              (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Portfolio or otherwise in connection with its business;

              (i) the expenses of publishing details and prices of shares of the Portfolio in newspapers and other publications,

              (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Portfolio or in relation to the safe custody of the documents of title of any investments;

              (k) all Trustees communication costs; and

              (l) all premiums and costs for Portfolio insurance and blanket fidelity bonds.

         6. COMPENSATION. As compensation for the services provided by the Sub-Adviser under this Agreement, the Adviser will pay the Sub-Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to 0.45 of 1% of the average daily net asset value of the Assets. The "average daily asset value" of the Assets shall mean the value placed on the Assets as of 4:00 p.m. (New York time) an each day on which the net asset value of the Portfolios is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Portfolios lawfully determine the value of their net assets as of some other time on each business day, as of such other time. The value of the Assets shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust and the Registration Statement. If pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the Assets as last determined shall be deemed to be the value of the Assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the Assets may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Portfolio has been so suspended for a period including any month end when the Sub-Adviser's compensation is payable pursuant to this Section, the

Sub-Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the Assets as last determined (whether during or prior to such month). If the Portfolios determine the value of the Assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this
Section 4.

         7. BOOKS AND RECORDS. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Portfolios as are required by
Section 31 under the 1940 Act, and rules adopted thereunder, and by, other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations, The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 91a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Portfolios and will be surrendered promptly to the Portfolios upon its request and the Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Portfolios are being conducted in accordance with applicable laws and regulations.

         8. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Subadvisory Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios or the holders of the Portfolios shares or by the Adviser in connection with the matters to which this Subadvisory Agreement relates, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against liability to the Portfolios or to holders of the Portfolios' shares or to the Adviser to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this
Section 6, the term "Sub-Adviser" shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services for the Portfolios.

         9. SERVICES NOT EXCLUSIVE. The Advisor understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and, except as may be separately agreed to from time to time between the Adviser and the Sub-Adviser, the Trust has no objection to the Sub-Adviser so acting, provided that whenever the Portfolios and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to allocate similar opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Portfolios. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Shareholders duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

         10. DURATION AND TERMINATION. This Subadvisory Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Subadvisory Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty by either Portfolio or the Adviser upon the vote of a majority of the Trustees or by vote of a majority of the Portfolio's outstanding voting securities, upon sixty (60) days written notice to the Sub-Adviser, or (b) by the Sub-Adviser without cause at any time without penalty, upon sixty (60) days written notice to the Trust or the Adviser. This Subadvisory Agreement will terminate automatically five business days after the Sub-Adviser receives written notice of the termination of the Investment Management Agreement. This Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

         11. AMENDMENTS. No provision of this Sub-Advisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of each Portfolio, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         12. INDEMNIFICATION BY THE FUND. (a) The Adviser hereby agrees to indemnify the Sub-Adviser and its affiliates from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys' fees and costs or damages arising from the Sub-Adviser failing to meet the standard of care required in Section 6 of this Subadvisory Agreement in the performance by the Sub-Adviser of, or its failure to perform, the services required hereunder), arising from the Adviser's (its affiliates and their respective agents and employees) failure to perform its duties or assume its obligations hereunder or from its wrongful actions or omissions, including, but not limited to, any claims for non-payment of advisory fees; claims asserted or threatened by any shareholder of the Portfolios, governmental or regulatory agency; or any other person; claims arising from any wrongful act by the Portfolios or any of the Trust's trustees, officers, employees, or representatives, or by the Adviser, its officers, employees or representatives, or from any actions by the Portfolios' distributors or any representative of the Portfolios; any action or claim against the Sub-Adviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials covering shares filed or made public by the Portfolios or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Adviser by the Sub-Adviser or approved by the Sub-Adviser in the manner provided in paragraph 12(b) of this Agreement, or which facts or information the Sub-Adviser failed to provide or disclose. With respect to any claim for which the Sub-Adviser shall be entitled to indemnity hereunder; the Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Sub-Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Adviser first receiving a written undertaking from the Sub-Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Sub-Adviser was not entitled to indemnification hereunder in respect of such claim.

              (b) The Sub-Adviser hereby agrees to indemnify the Adviser, its affiliates and the Portfolios from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Adviser's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Sub-Adviser's (its affiliates and their respective agents and employees) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Subadvisory Agreement, or arising from failure to act in any action or claim against the Adviser based on any alleged untrue statement or misstatement of a material fact made or provided by or with the consent of Sub-Adviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Portfolios and shares issued by the Portfolios, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading which fact should have been made or provided by the Sub-Adviser to the Adviser. With respect to any claim for which the Adviser is entitled to indemnity hereunder, the Sub-Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Sub-Adviser first receiving a written undertaking from the Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Adviser was not entitled to indemnification hereunder in respect of such claim.

              (c) In the event that the Sub-Adviser or Adviser is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify, the other party thereof. After becoming notified of the same, the party from whom indemnification is sought shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense thereof with counsel reasonably satisfactory to the party seeking indemnification. After properly assuming the defense thereof, the party from whom indemnification is sought shall not be liable hereunder to the other party for any legal or other expenses subsequently incurred by such party in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provisions. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which comment shall not be unreasonably withheld.

         13. INDEPENDENT CONTRACTOR. Sub-Adviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Portfolios in any way or otherwise be deemed to be an agent of the Portfolios. Likewise, the Portfolios, the Adviser and their respective affiliates, agents and employees shall not be deemed agents of the Sub-Adviser and shall have not authority to bind Sub-Adviser.

         14. USE OF NAME. (a) The Portfolios may, subject to sub-clause (b) below, use the name, "Pilgrim Investments, Inc." or "Pilgrim" for promotional purposes only for so long as this Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Sub-Adviser shall specifically consent in writing to such continued use thereafter. Any permitted use by the Portfolios during the term hereof of the name of the Sub-Adviser or Pilgrim shall in no way prevent the Sub-Adviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Portfolios. The name and right to the name Pilgrim Investments, Inc. or any derivation of the name Pilgrim shall at all times be owned and be the sole and exclusive property of Pilgrim and its affiliated entities. Pilgrim Investments, Inc., by entering into this Agreement, is allowing the Portfolios to use the name Pilgrim Investments, Inc. and/or
Pilgrim solely by or on behalf of the Portfolios. At the conclusion of the Agreement or in the event of any termination of this Agreement or if the Sub-Adviser's services are terminated for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using the name Pilgrim Investments, Inc. and/or Pilgrim of said name for any purpose whatsoever.

              (b)  The  Adviser  and  its   affiliates   shall  not  publish  or
distribute, and shall cause the Portfolios not to publish or distribute to Portfolio shareholders, prospective investors, sales agents or members of the public and disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Portfolios) or other document referring by name to the Sub-Adviser or any of its affiliates, unless the Sub-Adviser shall have consented in writing to such references in the form and context in which they appear; provided however, that where the Portfolios timely seek to obtain approval of disclosure contained in any documents required to be filed by the Portfolios, and such approval is not forthcoming on or before the date on which such documents are required by law to be filed, the Sub-Adviser shall be deemed to have consented to such disclosure.

         15. MISCELLANEOUS.

              (a) The Subadvisory Agreement shall be governed by the laws of the State of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Adviser and the Sub-Adviser are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of Massachusetts, located in Boston, Massachusetts.

              (b) The captions of this Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

              (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

         16. NOTICES. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting, in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch, and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

         17. NON-SOLICITATION. Adviser, its affiliates and their respective agents (including brokers engaged in marketing and selling shares of the Portfolios), and each of their employees and affiliates agree not to knowingly solicit to invest, or accept or retain as investors, in the Portfolios any persons or entities who are clients of or investors in any portfolio or investment vehicle managed by any entity owned or affiliated with Pilgrim Investments, Inc.

         IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of September ___, 2000.

                                        Pilgrim Investments, Inc.


                                        By:
                                            ------------------------------------



                                        ReliaStar Investment Research, Inc.


                                        By:
                                            ------------------------------------

                                   APPENDIX C

               DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF RIRI

         Set forth below is the name and principal occupation of the principal executive officer and each director of ReliaStar Investment Research, Inc. The business address of each such person is ______________.


                                [TO BE PROVIDED]

                                   APPENDIX D

     The following persons currently are principal executive officers of USLICO Series Fund (unless otherwise noted, the mailing address of the officers is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004):

     Robert W. Stallings, CHIEF EXECUTIVE OFFICER AND PRESIDENT. (Age 51) Chairman, Chief Executive Officer and President of Pilgrim Group, Inc.
     ("Pilgrim Group") (since December 1994); Chairman, Pilgrim Investments, Inc. (since December 1994); Chairman, Pilgrim Securities, Inc. ("Pilgrim Securities") (since December 1994); President and Chief Executive Officer of Pilgrim Funding, Inc. (since November 1999); and President and Chief Executive Officer of Pilgrim Capital Corporation and its predecessors (since August 1991). Mr. Stallings is also a Director, Trustee, or a member of the Advisory Board of each of the Pilgrim Funds.

     James R. Reis, EXECUTIVE VICE PRESIDENT AND ASSISTANT SECRETARY. (Age 42) Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Structured Finance (since April 1998), Pilgrim Group and Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995) of Pilgrim Securities; Executive Vice President, Assistant Secretary and Chief Credit Officer of Pilgrim Prime Rate Trust; Executive Vice President and Assistant Secretary of each of the other Pilgrim Funds. Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

     James M. Hennessy, EXECUTIVE VICE PRESIDENT AND SECRETARY. (Age 51) Executive Vice President and Secretary, Pilgrim Capital Corporation and its predecessors (since April 1998). Executive Vice President and Secretary (since April 1998), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of each of the Pilgrim Funds. Formerly Senior Vice President, Pilgrim Capital Corporation and its affiliates (April 1995 - April 1998).

     Michael J. Roland, SENIOR VICE PRESIDENT AND PRINCIPAL FINANCIAL OFFICER. (Age 42) Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeavor Group (April 1997 to June 1998).

     Robert S. Naka, SENIOR VICE PRESIDENT AND ASSISTANT SECRETARY. (Age 37) Senior Vice President, Pilgrim Investments (since November 1999) and Pilgrim Group, Inc. (since August 1999). Senior Vice President and Assistant Secretary of each of the Pilgrim Funds. Formerly Vice President, Pilgrim Investments (April 1997 - October 1999), Pilgrim Group, Inc. Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February 1997).

     David P. Wilken, TREASURER. (Age 36) Second Vice President of ReliaStar Life Insurance Company (since 1995); Assistant Vice President of RLNY; and Affiliated with ReliaStar Life since 1997.

                                   APPENDIX E

     DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PILGRIM INVESTMENTS, INC.

     Set forth below is the name and principal occupation of the principal executive officer and each director of Pilgrim Investments, Inc. The business address of each such person is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                              POSITION WITH PILGRIM

NAME AND AGE                 INVESTMENTS               PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
------------                 -----------               -----------------------------------------------
Robert W. Stallings(51)     Chairman of the Board      Chairman,   Chief   Executive   Officer   and
                            of Directors               President of Pilgrim  Group,  Inc.  ("Pilgrim
                                                       Group")  (since  December  1994);   Chairman,
                                                       Pilgrim    Investments,     Inc.    ("Pilgrim
                                                       Investments")    (since    December    1994);
                                                       Chairman, Pilgrim Securities,  Inc. ("Pilgrim
                                                       Securities") (since December 1994); President
                                                       and  Chief   Executive   Officer  of  Pilgrim
                                                       Funding,  Inc.  (since  November  1999);  and
                                                       President  and  Chief  Executive  Officer  of
                                                       Pilgrim    Capital    Corporation   and   its
                                                       predecessors since August 1991. Mr. Stallings
                                                       is also a Director,  Trustee,  or a member of
                                                       the  Advisory  Board  of each of the  Pilgrim
                                                       Funds.

James R. Reis (42)           Finance                   Director,   Vice  Chairman   (since  December
                                                       1994);  Executive Vice President (since April
                                                       1995) a Director of Structured Finance (since
                                                       April 1998),  Pilgrim Group, Inc. and Pilgrim
                                                       Investments;    Director    Director,    Vice
                                                       ____________   (since   December  1994)  Vice
                                                       Chairman  (since  November  1995) of  Pilgrim
                                                       Chairman,  Executive  Securities;   Executive
                                                       Vice President, Assistant Secretary and Chief
                                                       Vice  President and Credit Officer of Pilgrim
                                                       Prime Rate Trust;  Executive  Vice  President
                                                       Director of Senior and Assistant Secretary of
                                                       each of the other Pilgrim Funds.  Lending and
                                                       Structured  Presently serves or has served as
                                                       an officer or director of other affiliates of
                                                       Pilgrim Capital Corporation.

Stanley D. Vyner             President and Chief       President and Chief Executive  Officer (since
(49)                         Executive Officer         August 1996), Pilgrim Investments;  Executive
                                                       Vice  President of most of the Pilgrim  Funds
                                                       (since July 1996).  Formerly Chief  Executive
                                                       Officer  (November 1993 - December 1995) HSBC
                                                       Asset Management Americas, Inc.

                               USLICO SERIES FUND

The undersigned hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the shares held by him at the Special Meeting of Shareholders of the USLICO Series Fund to be held at 10:00 a.m., local time, on August 18, 2000 at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "x" in the appropriate box below.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

                                                     For   Against   For all
                                                     All     All     Except    Abstain
1.   To elect eleven Trustees to serve until their
     successors are elected and qualified.           [ ]     [ ]       [ ]       [ ]

     Nominees:  Al Burton              Walter H. May, Jr.    John R. Smith
                Paul S. Doherty        Jock Patton           Robert W. Stallings
                Robert B. Goode, Jr.   David W. C. Putnam    John G. Turner
                Alan L. Gosule                               David W. Wallace

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE THROUGH THAT NOMINEE'S NAME.

2.   To approve a new Investment Management         For      Against     Abstain
     Agreement between the Fund and ReliaStar       [ ]        [ ]         [ ]
     Investment Research, Inc. ("RIRI").

3.   Approve a new Sub-Advisory Agreement with      For      Against     Abstain
     respect to the Fund's Stock and Asset          [ ]        [ ]         [ ]
     Allocation Portfolios between RIRI and
     Pilgrim Investments, Inc.

4.   To transact such other business as may         For      Against     Abstain
     properly come before the Meeting of            [ ]        [ ]         [ ]
     Shareholders or any adjournments thereof

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

-------------------------------                               ------------------
Signature                                                     Date


-------------------------------                               ------------------
Signature (if held jointly)                                   Date